UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 13, 2024 (September 9, 2024)

Aptiv PLC

(Exact name of registrant as specified in its charter)

Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Hanover Quay

Grand Canal Dock

Dublin, D02 VY79, Ireland

(Address of Principal Executive Offices, Including Zip Code)

(Registrant’s Telephone Number, Including Area Code) 353-1-259-7013

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value per share	APTV	New York Stock Exchange
2.396% Senior Notes due 2025	APTV	New York Stock Exchange
1.500% Senior Notes due 2025	APTV	New York Stock Exchange
1.600% Senior Notes due 2028	APTV	New York Stock Exchange
4.350% Senior Notes due 2029	APTV	New York Stock Exchange
3.250% Senior Notes due 2032	APTV	New York Stock Exchange
4.250% Senior Notes due 2036	APTV	New York Stock Exchange
4.400% Senior Notes due 2046	APTV	New York Stock Exchange
5.400% Senior Notes due 2049	APTV	New York Stock Exchange
3.100% Senior Notes due 2051	APTV	New York Stock Exchange
4.150% Senior Notes due 2052	APTV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Pursuant to the previously announced offering of $550 million aggregate principal amount of 4.650% Senior Notes due 2029 (the “2029 Notes”), $550 million aggregate principal amount of 5.150% Senior Notes due 2034 (the “2034 Notes”), $550 million aggregate principal amount of 5.750% Senior Notes due 2054 (the “2054 Notes” and, together with the 2029 Notes and 2034 Notes, the “Senior Notes”) and $500 million aggregate principal amount of 6.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2054 (the “Subordinated Notes” and, together with the Senior Notes, the “Notes”) to be issued by Aptiv PLC and Aptiv Global Financing Designated Activity Company (together with Aptiv PLC, the “Issuers”), the Issuers, the Guarantor (as defined below), Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as registrar, paying agent and authenticating agent, entered into (i) an eleventh supplemental indenture, dated as of September 13, 2024 (the “Senior Notes Supplemental Indenture”) to the Senior Notes Indenture dated as of March 10, 2015 (as amended, supplemented or otherwise modified from time to time, the “Senior Notes Base Indenture” and together with the Senior Notes Supplemental Indenture, the “Senior Indenture”), providing for the issuance of the Senior Notes (ii) the Subordinated Notes Indenture, dated as of September 13, 2024 (as amended, supplemented or otherwise modified from time to time, the “Subordinated Notes Base Indenture”) and (iii) a first supplemental indenture, dated as of September 13, 2024 (the “Subordinated Notes Supplemental Indenture”) to the Subordinated Notes Base Indenture (the Subordinated Notes Base Indenture, together with the Subordinated Notes Supplemental Indenture, the “Subordinated Indenture” and the Subordinated Indenture and the Senior Indenture, each an “Indenture” and together, the “Indentures”), providing for the issuance of the Subordinated Notes. The Notes will be fully and unconditionally guaranteed on an unsecured basis (the “Guarantees” and, together with the Notes, the “Securities”) by Aptiv Corporation, an indirect subsidiary of Aptiv PLC (the “Guarantor”).

The 2029 Notes will bear interest at a fixed rate of 4.650% per annum, and interest will be payable on March 13 and September 13 of each year, beginning March 13, 2025 until the maturity date of September 13, 2029. The 2034 Notes will bear interest at a fixed rate of 5.150% per annum, and interest will be payable on March 13 and September 13 of each year, beginning March 13, 2025 until the maturity date of March 13, 2034. The 2054 Notes will bear interest at a fixed rate of 5.750% per annum, and interest will be payable on March 13 and September 13 of each year, beginning March 13, 2025 until the maturity date of September 13, 2054. The Subordinated Notes will bear interest (i) from and including September 13, 2024 to, but excluding, December 15, 2029 (the “First Reset Date”) at a rate of 6.875% per annum and (ii) from and including the First Reset Date during each five-year period following the First Reset Date (each such five-year period, an “Interest Reset Period”) at a rate equal to the Five-Year Treasury Rate (as defined in the Subordinated Notes Supplemental Indenture) as of the most recent Reset Interest Determination Date (as defined in the Subordinated Notes Supplemental Indenture), plus 3.385%.

The Issuers may redeem the Notes at such times and at the redemption prices as provided for in each applicable Indenture. Each Indenture also contains certain covenants as set forth in such Indenture and requires the Issuers to offer to repurchase the Notes upon certain triggering events.

The description of each Indenture contained herein is qualified in its entirety by reference to the Senior Notes Base Indenture, the Subordinated Notes Base Indenture, the Senior Notes Supplemental Indenture and the Subordinated Notes Supplemental Indenture (including the forms of Notes) which are filed as Exhibits 4.1, 4.2, 4.3 and 4.4 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On September 9, 2024, the Issuers and the Guarantor entered into an underwriting agreement (the “Senior Notes Underwriting Agreement”), by and among the Issuers, the Guarantor and J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC, as representatives of the several underwriters listed on Schedule I thereto (the “Senior Notes Underwriters”), pursuant to which the Issuers agreed to issue and sell to the Senior Notes Underwriters $550 million aggregate principal amount of the 2029 Notes, $550 million aggregate principal amount of the 2034 Notes and $550 million aggregate principal amount of the 2054 Notes. The description of the Senior Notes Underwriting Agreement contained herein is qualified in its entirety by reference to the Senior Notes Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on September 9, 2024, the Issuers and the Guarantor entered into an underwriting agreement (the “Subordinated Notes Underwriting Agreement”), by and among the Issuers, the Guarantor and J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC, as representatives of the several underwriters listed on Schedule I thereto (the “Subordinated Notes Underwriters”), pursuant to which the Issuers agreed to issue and sell to the Subordinated Notes Underwriters $500 million aggregate principal amount of the Subordinated Notes. The description of the Subordinated Notes Underwriting Agreement contained herein is qualified in its entirety by reference to the Subordinated Notes Underwriting Agreement, which is filed as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The above-mentioned offerings were made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-281182) filed by the Issuers and the Guarantor. Opinions of counsel for the Issuers and the Guarantor are filed as Exhibits 5.1, 5.2, 5.3, 5.4, 5.5 and 5.6 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Senior Notes Underwriting Agreement, dated as of September 9, 2024 by and among Aptiv PLC, Aptiv Global Financing Designated Activity Company, Aptiv Corporation and underwriters named therein.

1.2	Subordinated Notes Underwriting Agreement, dated as of September 9, 2024 by and among Aptiv PLC, Aptiv Global Financing Designated Activity Company, Aptiv Corporation and underwriters named therein.

4.1	Senior Notes Indenture, dated as of March 10, 2015, among Aptiv PLC, the guarantors named therein, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Registrar, Paying Agent and Authenticating Agent (incorporated by reference to the Current Report on Form 8-K filed on March 10, 2015).

4.2	Subordinated Notes Indenture, dated as of September 13, 2024, among Aptiv PLC, the guarantors named therein, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Registrar, Paying Agent and Authenticating Agent.

4.3	Eleventh Supplemental Indenture, dated as of September 13, 2024, among Aptiv PLC, Aptiv Global Financing Designated Activity Company, Aptiv Corporation, Wilmington Trust, National Association, as Trustee, and Deutsche Bank Trust Company Americas, as Registrar, Paying Agent and Authenticating Agent, with respect to the Senior Notes.

4.4	First Supplemental Indenture, dated as of September 13, 2024, among Aptiv PLC, Aptiv Global Financing Designated Activity Company, Aptiv Corporation, Wilmington Trust, National Association, as Trustee, and Deutsche Bank Trust Company Americas, as Registrar, Paying Agent and Authenticating Agent, with respect to the Subordinated Notes.

5.1	Opinion of Davis Polk & Wardwell LLP with respect to the Senior Notes.

5.2	Opinion of Davis Polk & Wardwell LLP with respect to the Subordinated Notes.

5.3	Opinion of Carey Olsen with respect to certain matters of Jersey law, with respect to the Senior Notes.

5.4	Opinion of Carey Olsen with respect to certain matters of Jersey law, with respect to the Subordinated Notes.

5.5	Opinion of Arthur Cox LLP with respect to certain matters of Irish law, with respect to the Senior Notes.

5.6	Opinion of Arthur Cox LLP with respect to certain matters of Irish law, with respect to the Subordinated Notes.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.2).

23.3	Consent of Carey Olsen (included in Exhibit 5.3).

23.4	Consent of Carey Olsen (included in Exhibit 5.4).

23.5	Consent of Arthur Cox LLP (included in Exhibit 5.5).

23.6	Consent of Arthur Cox LLP (included in Exhibit 5.6).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2024	APTIV PLC

	By:	/s/ Katherine H. Ramundo
Katherine H. Ramundo
Executive Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary